UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒                           Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

EVOFEM BIOSCIENCES, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee previously paid with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

Evofem Biosciences, Inc. (the “Company”) is filing the attached proxy card as an amendment and supplement to the Definitive Proxy Statement on Schedule 14A that was filed with the U.S. Securities and Exchange Commission on February 15, 2023 (the “DEF 14A”), as the proxy card was inadvertently omitted from Appendix A of the original filing. The proxy card is being mailed to the Company’s stockholders in the form attached hereto.

Please note that no changes have been made to the body of the Proxy Statement and that the following proxy card has been included in the proxy materials being mailed to the Company’s stockholders. This Form DEFA 14A is being filed solely to correct the EDGAR version of the DEF 14A to include the proxy card to stockholders.

EVOFEM BIOSCIENCES, INC.
12400 HIGH BLUFF DRIVE, SUITE 600
SAN DIEGO, CA 92130

SCAN TO
VIEW MATERIALS & VOTE

VOTE ONLINE - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on March 14, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on March 14, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D97284-S61308

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EVOFEM BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR proposal 1:

	For	Against	Abstain
1. Approval of an amendment to the Certificate of Incorporation of Evofem Biosciences, Inc. to effect a reverse stock split of common stock at a ratio between 1-for-20 and 1-for-125.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders:
The Proxy Statement is available at www.proxyvote.com.

D97285-S61308

EVOFEM BIOSCIENCES, INC.
Special Meeting of Stockholders
March 15, 2023 8:00 AM PT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Justin J. File as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EVOFEM BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 8:00 AM PT on Wednesday, March 15, 2023 at Evofem Biosciences, Inc.,12400 High Bluff Drive, Suite 600, San Diego, CA 92130, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

EVOFEM BIOSCIENCES, INC.
12400 HIGH BLUFF DRIVE, SUITE 600
SAN DIEGO, CA 92130

SCAN TO
VIEW MATERIALS & VOTE

VOTE ONLINE - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on March 14, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on March 14, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D97286-S61308 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

EVOFEM BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR proposal 1:

		For	Against	Abstain
1.	Approval of an amendment to the Certificate of Incorporation of Evofem Biosciences, Inc. to effect a reverse stock split of common stock at a ratio between 1-for-20 and 1-for-125.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders:
The Proxy Statement is available at www.proxyvote.com.

D97287-S61308

EVOFEM BIOSCIENCES, INC.
Special Meeting of Stockholders
March 15, 2023 8:00 AM
This proxy is solicited by the Board of Directors

Series D Non-Convertible Preferred Stock

The stockholder(s) hereby appoint(s) Justin J. File as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote all of the shares of Series D Non-Convertible Preferred Stock of EVOFEM BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 8:00 AM PT on March 15, 2023, at Evofem Biosciences, Inc., 12400 High Bluff Drive, Suite 600, San Diego, CA 92130, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side